UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21758

CLIPPER FUNDS TRUST
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2020
Date of reporting period: December 31, 2020

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ITEM 1.  REPORT TO STOCKHOLDERS

CLIPPER FUND™

Clipper Fund

December 31, 2020

ANNUAL REPORT

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund’s Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund’s website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Fund’s Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-432-2504, on the Fund’s website at www.clipperfund.com, and on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at www.clipperfund.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

CLIPPER FUNDSM	Shareholder Letter

Results
Since we took over management of Clipper Fund on January 1, 2006 and our firm’s founding more than 50 years ago, we have built wealth through recessions and expansions, crashes and bubbles, fear and euphoria. In 2020, our decades of experience proved invaluable, allowing us to chart a steady course through a tumultuous year that included the culmination of a decade of economic expansion, followed by the worst economic contraction in a century. A year that began with the stock market surging to a record high, succeeded by the fastest 30% market drop ever. A year that witnessed the highest unemployment since the Great Depression and the biggest upside payroll surprise in history. A year that included home confinement and a global pandemic, as well as massive demonstrations and a contentious election. By remaining steadfastly focused on facts and data, rather than emotions and opinions, we successfully navigated these ups and downs, generating a 10% return and adding to our long record of building wealth for our shareholders.
The chart below shows the growth in the value of an initial $10,000 investment over different time periods.
The average annual total returns for Clipper Fund for periods ending December 31, 2020 are: 1 year, 9.96%; 5 years, 11.04%; and 10 years, 11.55%. The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.71%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006. The Fund recently experienced significant negative short-term performance due to market volatility associated with the COVID-19 pandemic.

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This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money. All fund performance discussed within this piece are as of December 31, 2020 unless otherwise noted. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results. The Attractive Growth and Undervalued reference in this piece relates to underlying characteristics of the portfolio holdings. There is no guarantee that the Fund performance will be positive as equity markets are volatile and an investor may lose money.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Portfolio Outlook
As investors, however, we know that the future matters more than the past. In 2020, the meteoric rise of a relatively small number of companies generated the vast majority of market returns. In fact, five companies alone explained about half of the total return of the S&P 500 Index last year. While our ownership of several of these companies contributed significantly to our decent 12-month returns, their huge price appreciation relative to the rest of the market has generated a record dispersion in relative valuations.

For active managers like us, valuation dispersions create opportunity for enhanced future returns. Specifically, this huge gap allowed us to trim positions in high fliers, while adding to durable growth businesses trading at bargain prices. By avoiding the speculative bubble of extreme valuations at one end of the market and instead owning resilient and proven growth businesses that can be purchased at bargain prices at the other end of the market, the portfolio is positioned with less risk and more relative upside than we have seen since the late 1990s. While the market’s short-term direction is unknowable, this rare combination ideally positions us to build on our long-term record of wealth creation in the years and decades to come.

Dispersion Creates Opportunity
The extreme dispersion in returns and valuation makes today’s investment landscape a tale of two markets, as reflected in the enormous gap between the performance of the so-called growth and value indices. As can be seen in the chart below, the S&P 500 Growth Index soared more than 33% last year, while the S&P 500 Value Index returned just over 1%.

A one-year gap of more than 3,000 basis points between growth and value is one of the widest on record and creates opportunity for investors who recognize the important difference between price and value as summed up in the phrase, “Price is what you pay. Value is what you get.” To understand why this extreme price dispersion creates a historic value opportunity, imagine if you had roughly $1 trillion to invest and were offered a choice of two different portfolios. Group 1 consists of 100% ownership of a small group of growth darlings, whose stock prices have soared in recent years, but possess short operating histories and uncertain long-term competitive advantages: Shopify, Spotify, Tesla, Square and Zoom. As of December 31, this portfolio could be purchased for a price of $1.1 trillion.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

For the same price of $1.1 trillion you could instead buy Group 2, composed of 100% ownership of JPMorgan Chase, Intel, Raytheon Technologies, Wells Fargo, Applied Materials, U.S. Bancorp, Bank of New York Mellon, Capital One Financial and Carrier Global (not coincidently a good cross section of Clipper Fund’s core holdings). While these companies may be less glamorous than those in Group 1, few would deny that they are proven leaders in their industries with long records of profitability and growth.

While the prices of Group 1 and Group 2 are roughly the same, their value is staggeringly different. As illustrated in the chart below, investors in Group 2 are receiving 6.1 times the revenue and almost $74 billion more of annual earnings per year. In other words, if you owned 100% of Group 1, you would expect to earn about $3.8 billion in 2021, a paltry return of 0.37% on your $1.1 trillion. If you owned 100% of Group 2, you can expect to earn $77.7 billion in 2021, more than twenty times as much and a first year return of almost 8% on your investment.

Source: Davis Advisors. Bloomberg and company filings. Not a recommendation to buy, sell, or hold any particular security. The companies in Group 1 represent the five growth securities discussed in an independent, third-party article (https://theirrelevantinvestor.com/2020/06/18/market-cap-madness/) that was focused on the significant increase in market capitalization of these growth stocks. Group 2 represents current Clipper Fund holdings with a market value that was approximately equal to that of Group 1 as of 12/31/20.

Defenders of Group 1 will be quick to point out that these market darlings are growing quickly, to which we would offer two responses. First, even if they grow their revenue fivefold while growing their after-tax profit margin from 5% to a stellar 20%, they would still be earning less than Group 2 is earning today! Second, the companies in Group 2 are also growing. In fact, beyond their proven durability and resiliency, one of the most striking characteristics of these outstanding companies is their long-term record of growth. While there are few certainties in life, the leadership and durability of these companies gives us a high degree of conviction that their aggregate earnings will be substantially higher five years from now than today. The fact that the enormously greater value of Group 2 can be purchased at roughly the same price as Group 1 gives us great optimism about the relative and absolute returns of our portfolio in the years ahead.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Portfolio Positioning: Selective, Growing and Undervalued

At Davis Advisors, our research-intensive stock selection process looks beyond labels to build the portfolio one company at a time. While the growth/value categorization discussed on the previous page is helpful in illustrating both the mania and opportunity in today’s market, the best way to build wealth is by finding those select few businesses that combine the best characteristics of both categories. After all, categories do not build wealth. Nor do average businesses. Instead, generational wealth is built by investing in those select few businesses that combine durable and resilient growth with attractive valuations. As can be seen in the table that follows, we believe three words describe our portfolio today and capture the opportunity we see going forward: selective, growing, and undervalued.
Selective, Attractive Growth, Undervalued
	Fund	Index
Holdings	29	505
EPS Growth (5 Year)[1]	24.3%	19.8%
P/E (Forward)[2]	21.3x	24.9x

Selective
The portfolio’s selectivity means that we invest in fewer than one out of every 15 companies included in the S&P 500 Index. Just as with the best universities or best companies, the ability to select from a large pool of applicants creates the potential to choose only the most exceptional candidates and reject those that are average or worse. Our research efforts comb through hundreds of potential investments, in an effort to seek those whose business and financial characteristics can turn long-term investments into compounding machines.

In particular, we look for durable, growing businesses that can be purchased at attractive valuations and seek to reject businesses that generate low returns, are stagnant, overvalued, overleveraged or competitively disadvantaged. While funds that passively mirror the S&P 500 Index are forced to invest in all companies, including those that we view as significantly overvalued or competitively challenged, our selective approach allows us to reject such companies. In this environment of wide dispersions, the ability to selectively reject certain companies and sectors from our portfolio may prove just as valuable as the ability to selectively invest in others.

As shown in the table above, our selectivity has allowed us to build a portfolio of companies that has grown more than 4% per year faster than average, and yet can be purchased at a 23% discount to the average. To find such an attractive combination, our research goes beyond simplistic categories to identify growth businesses with attractive valuations, as well as value businesses with attractive growth rates.

Growth Businesses with Attractive Valuations
While some of the data shared on earlier indicates that many growth companies are significantly overvalued (or at least unproven), our research focuses on a select handful of proven growth stalwarts whose shares still trade at reasonable valuations. For example, because of concerns about future litigation and regulation, several dominant Internet businesses, including Amazon, Google and Facebook, trade at steep discounts to the unproven and unprofitable growth darlings highlighted earlier. While we expect a continued barrage of negative headlines around these names, as well as increased regulation in the years ahead, we do not expect a significant decline in their long-term profitability.

1 Five-Year EPS Growth Rate is the average annualized earning per share growth for a company over the past five years. The values for the portfolio and index are the weighted average of the Five-Year EPS Growth Rates of the stocks in the portfolio or index.
2 Forward Price/Earnings (Forward P/E) Ratio is a stock’s current price divided by the company’s forecasted earnings for the following 12 months. The values for the portfolio and index are the weighted average of the P/E ratios of the stocks in the portfolio or index.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

We have also found opportunities to buy proven growth companies at attractive prices by looking overseas, particularly at companies such as Alibaba, New Oriental Education & Technology and Naspers that serve, educate and entertain the fast-growing and enormous Chinese middle class.

Finally, we have found bargain-priced growth companies in less glamorous parts of the technology ecosystem.  Like the manufacturers of picks and shovels during the Gold Rush, outstanding companies such as Intel and Applied Materials generate attractive profits manufacturing the underlying hardware that enables such exciting but speculative new fields as self-driving cars, cloud computing, artificial intelligence, machine learning, software as a service and the Internet of things.

Value Businesses with Attractive Growth Rates
In the same way our research seeks to find durable growth companies that are not overvalued, we also seek out value companies capable of long-term growth. In doing so, we seek to avoid risks inherent in companies that we would classify as value traps or speculative value. While the shares of such companies may trade at cheap prices, their businesses are often fragile, impaired, prone to disruption or highly sensitive to the timing of an economic recovery. Decades of experience have taught us the dangers of owning weak businesses unable to withstand unexpected shocks, even if they sell at cheap prices. Although such speculative gambles may hit from time to time, poor businesses do not build generational wealth. Instead, our attention within the value part of the market remains steadfastly focused on finding companies that combine strength and resiliency with long-term growth, profitability and competitive advantages. In today’s uncertain economy, we believe we have found such businesses trading at bargain prices in two sectors: industrials and financials.

In the industrial space, concerns about the impact of the economic downturn on short-term profitability led to a wave of selling in a select group of leaders with durable competitive advantages, long records of profitability and bright long-term prospects. Companies like Raytheon Technologies, Carrier Global, Ferguson and Berkshire Hathaway are all wonderful examples of attractive investments in this sector.

In the financials space, the opportunity set is even more attractive and the undervaluation more extreme, especially in the banking sector. It is here that we see the best opportunities in today’s market.

As the pandemic unfolded in the first part of this year, panicked sellers abandoned the banking sector, making it one of the worst-performing areas of the market, despite the fact that banks entered this downturn with record high levels of capital and extremely conservative loan portfolios. As a result, we purchased or added to select well-capitalized financial leaders, such as Wells Fargo, Capital One Financial and U.S. Bancorp, at distressed prices.

Our confidence in their strong capital positions stems from the regulatory requirements enacted following the financial crisis. These requirements ensure that the nation’s largest banks have more than enough capital and liquidity to withstand an even worse economic scenario than the financial crisis. Specifically, coming into this current pandemic-related crisis, all of our major bank holdings were subject to a stress test that included a multi-year recession where the stock market declines 50%, commercial real estate 35%, home values 25%, unemployment rises to 10% over a three-year period and GDP shrinks 8%. In the midst of 2020, the regulators made this test even more extreme, and yet, in mid-December, when the results of this more stringent stress test were released, all of our major holdings were shown to have more than enough capital.

While such facts and data should give investors enormous confidence, banks remained among the worst-performing sectors of the market in 2020, culminating more than a decade of underperformance in which the lagging prices of bank shares disconnected from the growing value of their underlying businesses. This disconnect between price and value creates the significant opportunity that we have positioned for today. As can be seen in the chart on the next page, over the last decade, during which the earnings of financials grew from 15% to more than 20% of the index, their prices have fallen from roughly 18% to a record low 12% of the index.

As banks emerge on the other side of this current crisis with their balance sheets and earnings power intact, we anticipate that attitudes towards the sector could improve significantly, leading to a powerful increase in their relative valuation and a sharp closing of this enormous gap. In the meantime, we are delighted to be buying durable institutions, that are, in our opinion, well-prepared for this turmoil, at distressed prices. By doing so, we are sowing the seeds for future performance.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Choosing to be highly selective and willing to look beyond simplistic definitions and categories, we have built a portfolio that includes growth companies at value prices and value companies with long-term growth. As a result, we believe the portfolio is both growing and undervalued. This rare combination is a value investor’s dream and we believe positions us to build on our long-term record of wealth creation and outperformance in the years and decades ahead.

Conclusion

An old friend recently remarked that the single year of 2020 was the longest decade of his investment career. Given the extreme gyrations of the last year, it is easy to understand what he means. However, over more than five decades of successful investing, we have built wealth using a simple but powerful equation:

Volatility − Emotion = Opportunity

Looked at through this lens, 2020 was a year of opportunity. While there remains plenty of risk in the world, the disparity of returns that characterized the market in 2020 allowed us to generate decent returns, while strongly positioning the portfolio for the future. In fact, we have not seen such an extreme disconnect between price and value since the late 1990s at the height of the tech and telecom bubble. In the years following that last era of dispersion, we posted some of our best relative returns in decades.

Just over a year ago in our last annual report, we wrote that “2020 will be a year of incendiary rhetoric and sensational headlines.” Little did we know how true that would be! However, we also advised that, “To navigate such ‘noisy’ times, successful investors must keep emotions in check and focus relentlessly on the underlying fundamentals of the businesses they own.” Throughout 2020, we have heeded our own advice, always remembering that while prices can fluctuate with emotions, value is created by earnings.

Above all, we believe our portfolio is built to last. Beyond the long-term attractive growth prospects and reasonable valuations of the carefully selected businesses we own, each is characterized by durability, resiliency and adaptability in our opinion. Such attributes allow our companies and the portfolio as a whole to weather storms like 2020 and adapt to changing times.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

With more than $2 billion of our own money invested alongside clients, our interests are aligned, and our conviction is more than just words.3 This alignment is an uncommon advantage, given that 88% of all funds are overseen by managers who have less than $1 million invested alongside their clients.

Although our investment discipline may not be rewarded by the market over shorter periods, our proven active management approach has built wealth for our shareholders over many decades.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

February 5, 2021

3 As of 12/31/20. Davis Advisors, the Davis family and Foundation, employees, and Fund directors have more than $2 billion invested alongside clients in similarly managed accounts and strategies.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.
This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.
Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.
Objective and Risks. Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund’s total portfolio; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; As of 12/31/20, the Fund had approximately 15.5% of net assets invested in foreign companies; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company’s stock may never recover or may become worthless; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; and mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume. See the prospectus for a complete description of the principal risks.
The information provided in this material should not be considered a recommendation to buy, sell or hold any particular security. As of 12/31/20, the top ten holdings of Clipper Fund were: Alphabet, 11.90%; Berkshire Hathaway, 7.89%; Amazon.com, 7.18%; Capital One, 6.64%; New Oriental Education & Tech, 6.37%; Facebook, 5.68%; Wells Fargo, 5.35%; Bank of New York Mellon, 4.88%; Markel, 4.64%; and Raytheon Technologies, 4.31%.
*Alphabet Inc. holding includes Class A and Class C.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in the prospectus. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

Clipper Fund was managed from inception, 2/29/84, until 12/31/05 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on 1/1/06.

Forward Price/Earnings (Forward P/E) Ratio is a stock’s current price divided by the company’s forecasted earnings for the following 12 months. The values for the portfolio and index are the weighted average of the p/e ratios of the stocks in the portfolio or index.

Five-Year EPS Growth Rate is the average annualized earning per share growth for a company over the past five years. The values for the portfolio and index are the weighted average of the five-year EPS Growth Rates of the stocks in the portfolio or index.

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper, Wilshire, and index websites.

The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Value Index represents the value companies of the S&P 500 Index. The S&P 500 Growth Index represents the growth companies of the S&P 500 Index. Investments cannot be made directly in an index.

After April 30, 2021, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

12/20 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800‑432-2504, clipperfund.com

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CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

In the first quarter of 2020, the rapid and global spread of coronavirus (COVID-19) disrupted major economies and resulted in extreme volatility in the financial markets. Davis Advisors continues to closely monitor the impact of the COVID-19 outbreak on Clipper Fund, however the duration and long-term effects of this pandemic are not known. The Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the twelve-month period ended December 31, 2020 (the “period”). The Fund delivered a total return of 9.96%, versus a return of 18.40% for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Information Technology (up 45%), Consumer Discretionary (up 33%), and Communication Services (up 24%). The sectors that reported the weakest performance were Energy (down 34%), Real Estate (down 2%), and Financials (down less than 1%).
Detractors from Performance

The Fund’s holdings in the Financials sector were the most significant detractor2 from performance. The Fund suffered relative to the S&P 500® due to weaker stock selection (down 9%, compared with down less than 1%) and a much higher average weighting (42%, versus 12%). Wells Fargo3 (down 42%) was the top detractor during the period. The Fund took this opportunity to increase its position in Wells Fargo during the period. Other detractors from the Financials sector included Bank of New York Mellon (down 13%), Markel (down 10%), U.S. Bancorp (down 18%), JPMorgan Chase (down 6%), and Berkshire Hathaway (up 2%). The Fund’s position in Berkshire Hathaway was a detractor as the Fund sold a number of shares in March. This happened to be a low point for Berkshire Hathaway’s stock price during the period.

Although the Fund only had a small position in Energy (average weighting of 1% during the period), this was an important detractor. Apache was down 52% and was liquidated during the second quarter.

Meanwhile, the Fund’s Information Technology position was a leading detractor when compared to the S&P 500®. The Fund suffered because of its lower weighting (4%, compared to 25%) and weaker stock selection (up 24%, versus up 45%). Intel (down 15%) was one of the leading detractors during the period.

The remaining detractors during the period were stock specific and included two Industrials holdings, Raytheon Technologies (down 16%) and Didi Chuxing (down 18%).  Raytheon Technologies, formed from the United Technologies and Raytheon merger in April 2020, was a detractor due to the pre-merger performance of United Technologies.

Contributors to Performance

For the second year in a row, the Fund’s Consumer Discretionary holdings were the most important contributor to performance relative to the S&P 500®. This position was also the top contributor on an absolute basis. The Fund’s holdings outperformed those of the S&P 500® (up 54%, versus up 33%) and the Fund benefited from a larger average weighting (19%, compared to 11%). The top performer during the period was Amazon (up 76%). New Oriental Education & Technology (up 53%) and Naspers (up 26%) were also each a strong contributor.

The Fund’s largest security position at the end of the period was in Alphabet (up 31%), the parent company of Google. The Fund held 11.90% of net assets in Alphabet. This security was also joined by another Communication Services contributor, Facebook (up 33%).

Carrier Global (up 125%), an Industrials holding spun off from the aforementioned United Technologies at time of the merger, was also a key contributor to performance. Another contributor from the Industrials sector included Ferguson (up 36%).

While the Fund’s Information Technology position was a detractor from relative performance, it did help absolute returns. Applied Materials (up 123%) was a new holding that was among the top contributors. Applied Materials manufactures chips and displays used in a range of electronics.

Other contributors included Quest Diagnostics from the Health Care sector (up 14%) and AIA Group from the Financials sector (up 19%).

The Fund had an average weighting of 16% of net assets in foreign holdings during the period. These holdings outperformed the Fund’s U.S. holdings (up 25%, compared to up 8%).

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: stock market risk, common stock risk, financial services risk, focused portfolio risk, foreign country risk, headline risk, large-capitalization companies risk, manager risk, depositary receipts risk, fees and expenses risk, foreign currency risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2020, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance –(Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2010

Average Annual Total Return for periods ended December 31, 2020

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	9.96%	11.04%	11.55%	11.51%	0.71%	0.71%
Standard & Poor’s 500® Index	18.40%	15.20%	13.87%	11.60%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For most recent month-end performance information, please call Clipper Fund Investor Services at 1-800-432-2504 or visit the Fund’s website at www.clipperfund.com.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
December 31, 2020

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/20 Net Assets)		(% of 12/31/20 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	84.16%	Diversified Financials	23.03%	4.72%
Common Stock (Foreign)	13.35%	Media & Entertainment	17.68%	9.08%
Preferred Stock (Foreign)	2.12%	Banks	14.46%	3.87%
Short-Term Investments	0.44%	Retailing	12.10%	7.76%
Other Assets & Liabilities	(0.07)%	Capital Goods	8.70%	5.71%
	100.00%	Consumer Services	6.39%	1.69%
		Insurance	6.26%	1.85%
		Information Technology	5.58%	27.61%
		Health Care	3.67%	13.46%
		Transportation	2.13%	1.94%
		Food, Beverage & Tobacco	–	3.26%
		Utilities	–	2.76%
		Materials	–	2.63%
		Real Estate	–	2.42%
		Other	–	11.24%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/20 Net Assets)

Alphabet Inc.*	Media & Entertainment	11.90%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	7.89%
Amazon.com, Inc.	Retailing	7.18%
Capital One Financial Corp.	Consumer Finance	6.64%
New Oriental Education & Technology Group, Inc., ADR	Consumer Services	6.37%
Facebook, Inc., Class A	Media & Entertainment	5.68%
Wells Fargo & Co.	Banks	5.35%
Bank of New York Mellon Corp.	Capital Markets	4.88%
Markel Corp.	Property & Casualty Insurance	4.64%
Raytheon Technologies Corp.	Capital Goods	4.31%

*Alphabet Inc. holding includes Class A and Class C.

CLIPPER FUNDSM	Fund Overview – (Continued)
December 31, 2020

New Positions Added (01/01/20-12/31/20)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/20 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/20 Net Assets
Applied Materials, Inc.	Semiconductors & Semiconductor
	Equipment	03/18/20	3.02%
Cigna Corp.	Health Care Equipment & Services	12/18/20	0.54%
Viatris Inc.	Pharmaceuticals, Biotechnology &	12/02/20	1.04%
	Life Sciences

Positions Closed (01/01/20-12/31/20)
(Losses greater than $10,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Loss
Adient plc	Automobiles & Components	10/20/20	$(9,119,269)
Apache Corp.	Energy	05/21/20	(41,362,339)
Otis Worldwide Corp.	Capital Goods	04/22/20	(670,456)

CLIPPER FUNDSM	Expense Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which is for the six-month period ended December 31, 2020.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (07/01/20-12/31/20)
Actual	$1,000.00	$1,249.16	$3.96
Hypothetical	$1,000.00	$1,021.62	$3.56

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.70%)**, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
December 31, 2020

	Shares/Units	Value (Note 1)
COMMON STOCK – (97.51%)
COMMUNICATION SERVICES – (17.61%)
Media & Entertainment – (17.61%)
Alphabet Inc., Class A *	31,460	$55,138,055
Alphabet Inc., Class C *	42,772	74,931,411
ASAC II L.P. *(a)(b)	407,313	416,885
Facebook, Inc., Class A *	227,450	62,130,242
	Total Communication Services	192,616,593
CONSUMER DISCRETIONARY – (18.43%)
Consumer Services – (6.37%)
New Oriental Education & Technology Group, Inc., ADR (China)*	374,780	69,637,872
Retailing – (12.06%)
Alibaba Group Holding Ltd., ADR (China)*	119,790	27,878,726
Amazon.com, Inc. *	24,101	78,495,270
Naspers Ltd. - N (South Africa)	81,430	16,731,247
Prosus N.V., Class N (Netherlands)	80,970	8,740,307
		131,845,550
	Total Consumer Discretionary	201,483,422
FINANCIALS – (43.58%)
Banks – (14.40%)
Bank of America Corp.	571,060	17,308,829
JPMorgan Chase & Co.	323,372	41,090,880
U.S. Bancorp	872,120	40,632,071
Wells Fargo & Co.	1,937,292	58,467,472
		157,499,252
Diversified Financials – (22.95%)
Capital Markets – (4.88%)
Bank of New York Mellon Corp.	1,255,963	53,303,070
Consumer Finance – (10.18%)
American Express Co.	320,036	38,695,553
Capital One Financial Corp.	734,873	72,642,196
		111,337,749
Diversified Financial Services – (7.89%)
Berkshire Hathaway Inc., Class A *	248	86,258,120
		250,898,939
Insurance – (6.23%)
Life & Health Insurance – (1.59%)
AIA Group Ltd. (Hong Kong)	1,418,970	17,388,329
Property & Casualty Insurance – (4.64%)
Markel Corp. *	49,117	50,752,596
		68,140,925
	Total Financials	476,539,116
HEALTH CARE – (3.66%)
Health Care Equipment & Services – (2.62%)
Cigna Corp.	28,320	5,895,658
Quest Diagnostics Inc.	191,250	22,791,262
		28,686,920
Pharmaceuticals, Biotechnology & Life Sciences – (1.04%)
Viatris Inc. *	603,100	11,302,094
	Total Health Care	39,989,014

CLIPPER FUNDSM	Schedule of Investments – (Continued)
December 31, 2020

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (8.67%)
Capital Goods – (8.67%)
	Carrier Global Corp.	1,115,305	$42,069,304
	Ferguson PLC (United Kingdom)	46,320	5,627,360
	Raytheon Technologies Corp.	658,766	47,108,357
		Total Industrials	94,805,021
INFORMATION TECHNOLOGY – (5.56%)
Semiconductors & Semiconductor Equipment – (5.56%)
	Applied Materials, Inc.	382,510	33,010,613
	Intel Corp.	557,320	27,765,682
		Total Information Technology	60,776,295
	TOTAL COMMON STOCK – (Identified cost $575,219,628)		1,066,209,461
PREFERRED STOCK – (2.12%)
INDUSTRIALS – (2.12%)
Transportation – (2.12%)
	Didi Chuxing Joint Co., Series A (China)* (a)(b)	524,409	19,754,487
	Didi Chuxing Joint Co., Series B (China)* (a)(b)	91,609	3,450,911
		Total Industrials	23,205,398
	TOTAL PREFERRED STOCK – (Identified cost $24,712,474)		23,205,398
SHORT-TERM INVESTMENTS – (0.44%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.09%, 01/04/21, dated 12/31/20, repurchase value of $3,628,036 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 01/07/21-02/01/57, total market value $3,700,560)	$3,628,000	3,628,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.08%, 01/04/21, dated 12/31/20, repurchase value of $1,169,010 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 2.00%, 12/01/50, total market value $1,192,380)	1,169,000	1,169,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,797,000)		4,797,000
	Total Investments – (100.07%) – (Identified cost $604,729,102)		1,094,211,859
	Liabilities Less Other Assets – (0.07%)		(796,865)
		Net Assets – (100.00%)	$1,093,414,994

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At December 31, 2020

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$1,094,211,859
Cash	108
Receivables:
Capital stock sold	300,509
Dividends and interest	500,133
Investment securities sold	6,115
Prepaid expenses	29,919
Total assets	1,095,048,643
LIABILITIES:
Payables:
Capital stock redeemed	851,837
Investment securities purchased	29,010
Accrued investment advisory fees	517,906
Accrued transfer agent fees	127,279
Other accrued expenses	107,617
Total liabilities	1,633,649
NET ASSETS	$1,093,414,994
SHARES OUTSTANDING	8,302,978
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$131.69
NET ASSETS CONSIST OF:
Paid in capital	$600,519,942

Distributable earnings	492,895,052
Net Assets	$1,093,414,994

*Including:
Cost of investments	$604,729,102

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the year ended December 31, 2020

INVESTMENT INCOME:
Income:
Dividends*		$11,420,487
Interest		53,542
Total income		11,474,029
Expenses:
Investment advisory fees (Note 3)	$5,429,151
Custodian fees	135,884
Transfer agent fees	972,802
Audit fees	49,728
Legal fees	24,436
Reports to shareholders	42,862
Trustees’ fees and expenses	247,427
Registration and filing fees	44,378
Miscellaneous	64,244
Total expenses		7,010,912
Net investment income		4,463,117
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		32,185,628
Foreign currency transactions		(4,936)
Net realized gain		32,180,692
Net increase in unrealized appreciation		48,073,903
Net realized and unrealized gain on investments and foreign currency transactions		80,254,595
Net increase in net assets resulting from operations		$84,717,712

*Net of foreign taxes withheld of		$4,647

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Year ended December 31,
	2020	2019
OPERATIONS:
Net investment income	$4,463,117	$6,311,625
Net realized gain (loss) from investments and foreign currency transactions	32,180,692	(1,419,044)
Net increase in unrealized appreciation on investments and foreign currency transactions	48,073,903	265,417,003
Net increase in net assets resulting from operations	84,717,712	270,309,584
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:	(26,382,562)	(16,269,842)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(87,866,360)	(71,143,202)
Total increase (decrease) in net assets	(29,531,210)	182,896,540
NET ASSETS:
Beginning of year	1,122,946,204	940,049,664
End of year	$1,093,414,994	$1,122,946,204

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Funds Trust, a Delaware statutory trust (“Trust”), on behalf of Clipper Fund (“Fund”), a series of the Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$192,199,708	$–	$416,885	$192,616,593
Consumer Discretionary	201,483,422	–	–	201,483,422
Financials	476,539,116	–	–	476,539,116
Health Care	39,989,014	–	–	39,989,014
Industrials	94,805,021	–	–	94,805,021
Information Technology	60,776,295	–	–	60,776,295
Preferred Stock:
Industrials	–	–	23,205,398	23,205,398
Short-Term Investments	–	4,797,000	–	4,797,000
Total Investments	$1,065,792,576	$4,797,000	$23,622,283	$1,094,211,859

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2020. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2020 was $(5,040,728). There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

	Beginning Balance January 1, 2020	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance December 31, 2020
Investments in Securities:
Common Stock	$424,746	$–	$(7,861)	$–	$–	$416,885
Preferred Stock	28,238,265	–	(5,032,867)	–	–	23,205,398
Total Level 3	$28,663,011	$–	$(5,040,728)	$–	$–	$23,622,283

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount or	Impact to Valuation from
	December 31, 2020	Technique	Input(s)	Range	an Increase in Input
Investments in Securities:
Common Stock	$416,885	Discounted Cash Flow	Annualized Yield	1.237%	Decrease

Preferred Stock	23,205,398	Market Approach	Volume-Weighted Transaction Price	$37.00-$42.00	Increase
Total Level 3	$23,622,283

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2017.

At December 31, 2020, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$613,481,631
Unrealized appreciation	484,514,284
Unrealized depreciation	(3,784,056)
Net unrealized appreciation	$480,730,228

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, foreign currency transactions, Trustee deferred compensation, corporate actions, equalization, passive foreign investment company shares, and partnership income. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Fund’s net assets have not been affected by these reclassifications. During the year ended December 31, 2020, amounts have been reclassified to reflect increases (decreases) as follows:

Distributable earnings	$(1,642,753)
Paid-in capital	1,642,753

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	2020	2019
Ordinary income	$8,750,099	$10,037,616
Long-term capital gain	17,632,463	6,232,226
Total	$26,382,562	$16,269,842

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,728,281
Accumulated net realized gains from investments	10,567,606
Net unrealized appreciation on investments and foreign currency transactions	480,730,222
Other temporary differences	(131,057)
Total	$492,895,052

Indemnification - Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Trustees Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Trustees’ account is based upon years of service and fees paid to each Trustee during the years of service. The amount paid to the Trustee by the Trust under the plan will be determined based upon the performance of the Funds in which the amounts are invested.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2020 were $97,804,381 and $197,509,790, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Trustees) hold positions as executive officers with the Adviser or its affiliates.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the year ended December 31, 2020 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended December 31, 2020 amounted to $69,888. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian.

NOTE 4 - CAPITAL STOCK

At December 31, 2020, there were unlimited shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Year ended December 31, 2020
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	380,073	194,647	(1,419,985)	(845,265)
Value	$40,415,448	$25,241,807	$(153,523,615)	$(87,866,360)

	Year ended December 31, 2019
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	286,085	128,572	(1,048,975)	(634,318)
Value	$31,674,268	$15,618,727	$(118,436,197)	$(71,143,202)

NOTE 5 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2020, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Trustees. The aggregate value of restricted securities amounted to $23,622,283 or 2.16% of the Fund’s net assets as of December 31, 2020. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/Shares	Cost per Unit/ Share	Valuation per Unit/Share as of December 31, 2020
ASAC II L.P.	10/10/13	407,313	$1.00	$1.0235
Didi Chuxing Joint Co., Series A, Pfd.	04/22/16	524,409	38.2271	37.67
Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	91,609	50.9321	37.67

NOTE 7 - CORONAVIRUS (COVID-19) PANDEMIC

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$122.75	$96.09	$120.46	$108.72	$104.41
Income (Loss) from Investment Operations:
Net Investment Income[a]	0.52	0.67	0.92	0.75	0.65
Net Realized and Unrealized Gains (Losses)	11.65	27.79	(15.56)	18.16	15.00
Total from Investment Operations	12.17	28.46	(14.64)	18.91	15.65
Dividends and Distributions:
Dividends from Net Investment Income	(0.98)	(1.10)	(0.88)	(0.80)	(1.19)
Distributions from Realized Gains	(2.25)	(0.70)	(8.85)	(6.37)	(10.15)
Total Dividends and Distributions	(3.23)	(1.80)	(9.73)	(7.17)	(11.34)
Net Asset Value, End of Period	$131.69	$122.75	$96.09	$120.46	$108.72
Total Return[b]	9.96%	29.63%	(12.92)%	17.69%	15.62%
Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,093	$1,123	$940	$1,185	$1,212
Ratio of Expenses to Average Net Assets:
Gross	0.71%	0.71%	0.71%	0.71%	0.72%
Net[c]	0.71%	0.71%	0.71%	0.71%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.59%	0.77%	0.66%	0.63%
Portfolio Turnover Rate[d]	10%	7%	24%	17%	33%

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

[c]	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Clipper Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Clipper Fund (a series of Clipper Funds Trust) (the Fund), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the Fund’s auditor since 2006.

Denver, Colorado
February 19, 2021

CLIPPER FUNDSM	Federal Income Tax Information (Unaudited)

In early 2021, shareholders received information regarding all dividends and distributions paid to them by the Fund during the calendar year 2020. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2020 with their 2020 Form 1099-DIV.

During the calendar year 2020, $8,750,099 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $8,368,063 or 96% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2020, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $8,750,099 or 100% as qualified dividend income.

During the calendar year 2020, the Fund paid long-term capital gain distributions in the amount of $17,632,463. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result, the Fund designated long-term capital gain distributions in the amount of $19,275,217.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Fund may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of these items to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you have a direct account with the Fund and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Clipper Fund by phone at 1-800-432-2504. Your instructions will become effective within 30 days of your notice to the Fund.

CLIPPER FUNDSM	Trustees and Officers

For the purpose of their service as trustees to the Fund, the business address for each of the Trustees is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Trustee serves until retirement, resignation, death, or removal. After turning 75, each Trustee will be annually reviewed by the Independent Trustees, and a majority of the Independent Trustees (with such Trustee abstaining) may request such Trustee’s resignation as of the last business day of the year.  Subject to further exceptions and exemptions that may be granted by the Independent Trustees, Trustees must retire from the Board and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age 80.

Name, Date of Birth, Positions Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Trustees

Francisco L. Borges (11/17/51) Trustee since 2014	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Chairman and Trustee, John S. and James L. Knight
Foundation; Trustee, Connecticut Public Broadcasting
Network; Chairman/Director, Assured Guaranty Ltd.
(financial guaranty insurance business); Director,
Jefferies Financial Group (holding company); Trustee,
Millbrook School; Director, Selected Funds (consisting
of two portfolios).

Lawrence E. Harris (09/16/56) Trustee/Director since 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Director, Selected Funds (consisting of two portfolios).

Steven N. Kearsley (09/29/41) Trustee/Director since 2006	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Director, Selected Funds (consisting of two portfolios).

Katherine L. MacWilliams (01/19/56) Trustee since 2014	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Director, Selected Funds (consisting of two portfolios).

James J. McMonagle (10/01/44) Trustee since 2014 Chairman since 2015	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director/Chairman, Selected Funds (consisting of two portfolios).

Richard O’Brien (09/12/45) Trustee since 2014	Retired; Corporate Economist, HP Inc.	3	Director, Selected Funds (consisting of two portfolios).

Interested Trustees*

Andrew A. Davis (06/25/63) Trustee since 2014	President or Vice President of each Selected Fund, Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65) Trustee since 2014	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios);
Director, Davis Funds (consisting of 13 portfolios);
Lead Independent Director, Graham Holdings
Company (educational and media company); Director,
The Coca-Cola Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Ryan M. Charles (born 07/25/78, Clipper Fund officer since 01/01/14). Vice President and Secretary of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Clipper Fund officer since 01/23/15). See description in the section on Interested Trustees.

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). See description in the section on Interested Trustees.

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Clipper Fund officer since 01/01/18). Vice President and Chief Compliance Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219167
Kansas City, Missouri 64121-9167

Overnight Address:
430 West 7th Street, Suite 219167
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 and on the Fund’s website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Trustees has determined that independent trustee Katherine MacWilliams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2020 and December 31, 2019 were $49,728 and $52,170, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2020 and December 31, 2019 were $9,979 and $8,556, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2020 and December 31, 2019.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUNDS TRUST

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 19, 2021

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 19, 2021